SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 18, 2007
Triad Automobile Receivables Trust 2007-A

(Issuing Entity with respect to Securities)
Triad Financial Special Purpose LLC

(Depositor with respect to Securities)
Triad Financial Corporation

(Sponsor with respect to Securities)

Delaware	333-132215	30-6136421

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mike L. Wilhelms Triad Financial Special Purpose LLC 7711 Center Avenue Huntington Beach, California		92647

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
2 SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1

Item 8.01. Other Events
Incorporation of Certain Documents by Reference
     The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2006 and December 31, 2005 and for each of the years in the three-year period ended December 31, 2006, which appear as an exhibit in Financial Security Assurance Holdings Ltd.’s Annual Report on Form 10-K (SEC File No. 001-12644), filed on April 2, 2007, and the unaudited consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of March 31, 2007 and December 31, 2006 and for the three month periods ended March 31, 2007 and March 31, 2006 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. filed on May 14, 2007, are hereby incorporated by reference into the registration statement (SEC File No. 333-132215) and prospectus supplement and will be deemed to be a part hereof.
Item 9.01. Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibit:
          23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC
By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer

Dated: May 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.